UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 18, 2010

                                 VALCOM, INC.
	    ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                   000-28416                58-1700840
 ------------------------------  ----------------------	   ------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
OF INCORPORATIONOR ORGANIZATION)			  (IDENTIFICATION NO.)



              2113A GULF BOULEVARD, INDIAN ROCKS BEACH, FL 33785
	      ---------------------------------------------------
             (Address of principal executive offices and zip code)


              2525 North Naomi Street, Burbank, California 91504
	   ----------------------------------------------------------
           (Former address of principal executive offices) (zip code)


                                (727) 953-9778
	      --------------------------------------------------
             (Registrant's telephone number, including area code)


                                  Copies to:

                            Darrin M. Ocasio, Esq.
                      Sichenzia Ross Friedman Ference LLP
                           61 Broadway, 32 nd Floor
                           New York, New York 10006
                             Phone: (212) 930-9700
                              Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the  Securities  Act  (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               EXPLANATORY NOTE

This amendment on Form 8-K/A (the "Amendment") amends the Current Report for Valcom, Inc. on Form 8-K, as initially filed with the Securities and Exchange Commission on February 4, 2010 (the "Original Report"). The purpose of this Amendment is to reflect the correct time period in the last paragraph. This Amendment is an amendment and restatement of the Original Report in its entirety in order to provide a complete presentation

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 18, 2010, the board of directors of Valcom, Inc. (the "Company") dismissed Seale & Beers CPAs("S&B") as the Company's independent registered public accounting firm.

S&B has not issued a report on the financial statements of the Company for each of the two most recent fiscal years.

During the Company's two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.

On Feb. 1, 2010, the Company provided S&B with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that S&B furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated Feb. 2, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On January 18, 2010, the Company engaged Malone & Bailey ("M&B") as its independent registered public accounting firm for the Company's fiscal year ended September 30, 2009. The change in the Company's independent registered public accounting firm was approved by the Company's Board of Directors on January 18, 2010.

During the Company's two most recent fiscal years and the subsequent interim period through January 18, 2010, the Company did not consult with M&B regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTIONS.

Not applicable.

(D) EXHIBITS

EXHIBIT NUMBER DESCRIPTION

16.1 Letter from Seale & Beers, dated Feb. 2, 2010 (Incorporated by reference to the Current Report on Form 8-K, filed with the SEC on February 4, 2010.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VALCOM, INC.


Date: March 15, 2010		By:  /s/ Vince Vellardita
				-------------------------
                            	Vince Vellardita, Chief Executive Officer